UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K
                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report:   January 8, 2001




                         THE SOUTH FINANCIAL GROUP, INC.
            ---------------------------------------------------------
             (Exact name of registrant as specified in its charter)




 South Carolina                0-15083                          57-0824914
 --------------              -----------                     ---------------
(State of other juris-      (Commission                       (IRS Employer
diction of incorporation)   File Number)                 Identification Number)


   102 South Main Street, Greenville, South Carolina        29601
   -------------------------------------------------        -----
     (Address of principal executive offices)             (Zip Code)



Registrant's telephone number, including area code:  (864) 255-7900




                   The Exhibit Index appears on page 3 hereof.


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Item 7.  Financial Statements and Exhibits

Exhibits.


         99.1     Press Release dated January 8 2001


Item 9.  Regulation FD Disclosure

         See press release of January 8, 2001 attached.




                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           CAROLINA FIRST CORPORATION


January 9, 2001                            By:     /s/ William S. Hummers III
                                                   --------------------------
                                                   William S. Hummers III
                                                   Executive Vice President

                                  Exhibit Index

EXHIBIT

         99.1     Press Release